SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 27, 2002

                           Dollar General Corporation
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


           Tennessee                    001-11421                 61-0502302
--------------------------------------------------------------------------------
(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
of Incorporation)                                            Identification No.)


   100 Mission Ridge
Goodlettsville, Tennessee                                               37072
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)



       Registrant's telephone number, including area code: (615) 855-4000
                                                           --------------

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) Financial Statements. None.
         (b) Pro Form Financial Information. None.
         (c) Exhibits. See Exhibit Index immediately following the signature page hereto.

ITEM 9.  REGULATION FD DISCLOSURE

On November 27, 2002, the Company filed its Quarterly Report on Form 10-Q for the period ended November 1, 2002, which was accompanied by written statements of the Acting Chief Executive Officer and the Chief Financial Officer of the Company pursuant to 18 U.S.C. Section 1350. Copies of these statements are attached hereto as Exhibits 99.1 and 99.2.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      DOLLAR GENERAL CORPORATION


Date:  November 27, 2002              By:    /s/ Susan S. Lanigan
       -----------------                     -----------------------------------
                                             Susan S. Lanigan
                                             Vice President, General Counsel and
                                             Corporate Secretary

                                  EXHIBIT INDEX

Exhibit No.   Description
-----------   -----------

99.1 Certification of Acting Chief Executive Officer, dated November 27, 2002, pursuant to 18 U.S.C. Section 1350.


99.2 Certification of Chief Financial Officer, dated November 27, 2002, pursuant to 18 U.S.C. Section 1350.